Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

September 30, 2010

OneBeacon Insurance Group, Ltd.

Addresses:

601 Carlson Parkway, Minnetonka, MN 55305 (Executive Office)

1 Beacon Lane, Canton, MA 02021 (U.S. Headquarters)

Internet address:

www.onebeacon.com

Common Stock

Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Insurance Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody’s
Rating	A	A-	A	A2
Outlook	Stable	Stable	Stable	Negative

Transfer Agent	Company Contact
Wells Fargo Bank N.A.	Todd Mills
Shareowner Services	Treasurer
161 North Concord Exchange	781-332-7442
South St. Paul, MN 55075-1139
1-800-767-3330

This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

Table of Contents

Basis of Presentation	i - ii
Safe Harbor Statement	iii

Consolidated Results
Consolidated Financial Results	1
Consolidated Statements of Operations and Comprehensive Income	2
Consolidating Statements of Operations
For the Nine Months Ended September 30, 2009 and 2010	3
For the Three Months Ended September 30, 2009 and 2010	4
Comprehensive Income, Net Income and Operating Income (Loss)	5
Consolidated Balance Sheets	6
Computation of Return on Equity Measures	7
Book Value Per Share	8
Capital Structure	9
Interest Coverage	10

Insurance Operations
Pre-Tax Results from Operations	11
Underwriting Results	12
Underwriting Results by Unit
For the Nine Months Ended September 30, 2010	13
For the Three Months Ended September 30, 2010	14
Specialty Lines
Underwriting Results	15
Premiums	16
Personal Lines
Underwriting Results	17
Run-off
Underwriting Results	18
Loss and LAE Reserve Summary	19

Other Operations
Pre-Tax Results from Operations	20

Investments
Consolidated - Investment Results Pre-Tax	21
Consolidated - Investment Returns	22
Consolidated - Composition of Invested Assets	23

OneBeacon Insurance Group, Ltd.

Basis of Presentation

Presentation
•

Consolidated results include Insurance Operations and Other Operations. The Insurance Operations segment includes the underwriting results of Specialty and Personal Lines and results from run-off. On December 3, 2009, OneBeacon sold the renewal rights to its non-specialty Commercial Lines business to The Hanover Insurance Group. The agreement included small-commercial accounts and non-specialty middle-market business beginning with January 1, 2010 effective dates. As a result of this transaction, Specialty Lines financial results include Technology, Financial Services, OneBeacon Specialty Property and Property and Inland Marine segmented commercial businesses. The non-specialty commercial business subject to the renewal rights agreement is presented within Run-off results, along with other run-off business. Prior periods have been reclassified to conform to current presentation. On July 1, 2010, OneBeacon completed the sale of its traditional personal lines business to Tower Group, Inc. The traditional personal lines business included in the sale is presented within Personal Lines results through the date of sale. The Other Operations segment consists of OneBeacon Insurance Group, Ltd. and our intermediate subsidiary holding companies. The Other Operations segment primarily consists of financing activities, purchase accounting adjustments relating to our acquisition by White Mountains, and other assets and general and administrative expenses incurred at the holding company level.

•

The key measure of relative underwriting performance for an insurance company is the combined ratio. An insurance company’s combined ratio under accounting principles generally accepted in the United States of America (“GAAP”) is calculated by adding the ratio of incurred loss and loss adjustment expenses (“LAE”) to earned premiums (the “loss and LAE ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

•	NM - Not meaningful

Non-GAAP Financial Measures
•

This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures. Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company’s financial performance.

•

Operating income (loss) is a non-GAAP financial measure that excludes net realized and unrealized investment gains (losses) and the related tax effects from net income (loss) attributable to OneBeacon’s common shareholders. Management believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of net income (loss) attributable to OneBeacon’s common shareholders, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions. Although key to the Company’s overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process as well as the activities of its Other Operations segment. The reconciliation of net income (loss) attributable to OneBeacon’s common shareholders to operating income (loss) is included on page 5.

i

Non-GAAP Financial Measures (continued)
•

Operating income (loss) per share is calculated by dividing operating income (loss) (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding.  Management believes that operating income (loss) per share is a useful alternative picture of the underlying operating activities of the Company as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Net income (loss) attributable to OneBeacon’s common shareholders per share is the most directly comparable GAAP measure.  As described above, the reconciliation of net income (loss) attributable to OneBeacon’s common shareholders to operating income (loss) is included on page 5. The calculation of operating income (loss) per share is also included on page 5.

•

Adjusted OneBeacon’s common shareholders’ equity excluding change in net unrealized investment gains and losses, after tax, and accumulated other comprehensive income (loss) (AOCI/L), the average of which is used in calculating operating returns, is derived by excluding the impact of net unrealized investment gains and losses recognized during the respective periods and accumulated other comprehensive income or loss and changes in other comprehensive income or loss (OCI/L), collectively AOCI/L, from OneBeacon’s common shareholders’ equity.  For the reasons described above, management believes that it is appropriate to remove the variability in the timing of unrealized investment gains and losses and other comprehensive income and loss items when analyzing certain performance measures.  The reconciliation of OneBeacon’s common shareholders’ equity, the most closely comparable GAAP measure, to adjusted OneBeacon’s common shareholders’ equity excluding the change in net unrealized investment gains and losses, after tax, and AOCI/L, is included on page 7.

•

Combined ratio before catastrophes; combined ratio before catastrophes and prior accident year development; and combined ratio before catastrophes, prior accident year development and long-term incentive compensation (LTIP) expense are non-GAAP financial measures which are derived by excluding catastrophes, prior accident year development and LTIP expense, individually and cumulatively from the GAAP combined ratio.  A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. Development on prior accident year losses generally results from changes in facts or events about the underlying loss or related loss adjustment expenses from that known and judgments made at the time the loss was incurred. Similar to catastrophe losses, development on prior accident year losses is not predictable.  OneBeacon expenses the full cost of all of its long-term incentive compensation.  OneBeacon believes that a discussion of the effect of catastrophes, prior accident year development and LTIP expense on the GAAP combined ratio is meaningful for investors to understand the variability of periodic earnings. The reconciliation of these non-GAAP financial measures to the GAAP combined ratio, the most closely comparable GAAP measure, is found on pages 12, 13, 14, 15, 17 and 18.

•

Pre-tax operating income before interest expense on debt is a non-GAAP financial measure that excludes net realized and unrealized investment gains and losses as well as interest expense on debt from pre-tax income.  Management believes that pre-tax operating income before interest expense on debt provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of pre-tax income, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the Company’s overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process as well as the activities of its Other Operations segment. The reconciliation of pre-tax income to pre-tax operating income before interest expense on debt is included on page 10.

•

Interest coverage is calculated by dividing adjusted pre-tax operating income before interest expense on debt (a non-GAAP financial measure described above) by interest expense on debt.  Management believes that interest coverage is a useful supplement to understanding the Company’s capital position.  The reconciliation of the numerator to the most closely comparable GAAP measure is described above.  The calculation of interest coverage is included on page 10.

ii

OneBeacon Insurance Group, Ltd.

Safe Harbor Statement

Forward-looking statements contained in this presentation are based on the Company’s assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. OneBeacon’s forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, adequacy of reserves, risks associated with implementing business strategies, levels and pricing of new and renewal business achieved, credit, interest, currency and other risks associated with the Company’s investment portfolio, changes in accounting policies, and other factors identified in the Company’s Forms 10-Q and 10-K filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements.

iii

OneBeacon Insurance Group, Ltd.

Consolidated Financial Results

(in millions, except per share amounts)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2009	2009	2010	2010	2010	% Change	2009	2010	% Change
Highlights
Comprehensive income (see p.5)	$108.8	$83.7	$0.2	$8.6	$86.5	-20.5%	$277.1	$95.3	-65.6%
Net income (see p.5)	108.6	72.4	—	8.6	86.8	-20.1%	269.6	95.4	-64.6%
Operating income (loss) (see p.5)	32.2	66.2	(27.6)	18.0	53.3	65.5%	114.2	43.7	-61.7%

										As of	As of
										Dec 31, 2009	Sep 30, 2010	% Change
Per Share Amounts
Book value per share (see p.8)										$15.03	$12.91	-14.1%
Book value per share, including dividends (see p.8) [1]											$16.04	6.7%[1]
Common shares outstanding [2]										95.1	94.4	-0.7%
Operating income (loss) per share (basic & diluted) (see p.5)	$0.34	$0.70	$(0.29)	$0.19	$0.56	64.7%	$1.20	$0.46	-61.7%
Weighted average common shares outstanding (basic & diluted) [2]	95.1	95.1	95.1	95.0	94.5	-0.6%	95.1	94.9	-0.2%

Financial Ratios						Point Change			Point Change
GAAP ratios (Insurance Operations):
Loss and LAE ratio	60.5%	53.2%	73.6%	61.1%	56.6%	3.9	58.6%	64.7%	(6.1)
Expense ratio	36.7%	40.4%	38.8%	35.9%	38.0%	(1.3)	36.1%	37.5%	(1.4)
Combined ratio	97.2%	93.6%	112.4%	97.0%	94.6%	2.6	94.7%	102.2%	(7.5)

										As of	As of
										Dec 31, 2009	Sep 30, 2010	Change
Balance Sheet
Total investments										$4,042.8	$3,310.8	-18.1%
Total OneBeacon’s common shareholders’ equity										$1,429.0	$1,219.1	-14.7%
Ratio of debt to total capital (see p.9)										30.3%	25.6%	4.7	pts

[1] Includes dividends paid of $0.63 per common share (a quarterly dividend of $0.21 per share) and a special dividend of $2.50 per share paid in September 2010.

[2] Includes the impact of repurchases of Class A common shares made through the Company's share repurchase program.

OneBeacon Insurance Group, Ltd.

Consolidated Statements of Operations and Comprehensive Income

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2009	2009	2010	2010	2010	% Change	2009	2010	% Change

Earned premiums	$492.8	$488.7	$453.2	$428.3	$317.9	-35%	$1,470.8	$1,199.4	-18%
Net investment income	34.4	33.1	28.3	25.0	21.6	-37%	92.4	74.9	-19%
Net realized and unrealized investment gains (losses)	117.6	9.5	42.4	(14.4)	51.6	-56%	239.1	79.6	-67%
Net other revenues (expenses)	5.7	28.5	6.5	(2.3)	17.1	200%	16.2	21.3	31%
Total revenues	650.5	559.8	530.4	436.6	408.2	-37%	1,818.5	1,375.2	-24%

Loss and LAE	298.2	260.0	333.7	261.9	179.9	-40%	861.9	775.5	-10%
Policy acquisition expenses	101.4	104.0	101.4	95.2	66.9	-34%	294.3	263.5	-10%
Other underwriting expenses	79.4	93.6	74.2	58.5	53.8	-32%	236.4	186.5	-21%
General and administrative expenses	6.9	7.2	7.7	6.8	6.0	-13%	18.9	20.5	8%
Accretion of fair value adjustment to loss and LAE reserves	1.4	1.3	—	—	—	-100%	4.1	—	-100%
Interest expense on debt	9.1	9.6	9.1	7.9	6.4	-30%	30.1	23.4	-22%
Total expenses	496.4	475.7	526.1	430.3	313.0	-37%	1,445.7	1,269.4	-12%

Pre-tax income	154.1	84.1	4.3	6.3	95.2	-38%	372.8	105.8	-72%
Income tax (expense) benefit	(44.8)	(11.5)	(4.0)	2.8	(7.6)	-83%	(101.3)	(8.8)	-91%

Net income including noncontrolling interests	109.3	72.6	0.3	9.1	87.6	-20%	271.5	97.0	-64%
Less: Net income attributable to noncontrolling interests	(0.7)	(0.2)	(0.3)	(0.5)	(0.8)	14%	(1.9)	(1.6)	-16%

Net income attributable to OneBeacon’s common shareholders	108.6	72.4	—	8.6	86.8	-20%	269.6	95.4	-65%
Other comprehensive income (loss) items	0.2	11.3	0.2	—	(0.3)	NM	7.5	(0.1)	-101%

Comprehensive income attributable to OneBeacon’s common shareholders	$108.8	$83.7	$0.2	$8.6	$86.5	-20%	$277.1	$95.3	-66%

OneBeacon Insurance Group, Ltd.

Consolidating Statements of Operations

For the Nine Months Ended September 30, 2009 and 2010

($ in millions)

	Insurance Operations		Other Operations		Consolidated
	2009	2010	2009	2010	2009	2010

Earned premiums	$1,470.8	$1,199.4	$—	$—	$1,470.8	$1,199.4
Net investment income (expense)	93.5	76.8	(1.1)	(1.9)	92.4	74.9
Net realized and unrealized investment gains (losses)	239.5	81.1	(0.4)	(1.5)	239.1	79.6
Net other revenues (expenses)	12.1	33.2	4.1	(11.9)	16.2	21.3
Total revenues	1,815.9	1,390.5	2.6	(15.3)	1,818.5	1,375.2

Loss and LAE	861.9	775.5	—	—	861.9	775.5
Policy acquisition expenses	294.3	263.5	—	—	294.3	263.5
Other underwriting expenses	236.4	186.5	—	—	236.4	186.5
General and administrative expenses	12.8	14.0	6.1	6.5	18.9	20.5
Accretion of fair value adjustment to loss and LAE reserves	—	—	4.1	—	4.1	—
Interest expense on debt	1.4	0.1	28.7	23.3	30.1	23.4
Total expenses	1,406.8	1,239.6	38.9	29.8	1,445.7	1,269.4

Pre-tax income (loss)	$409.1	$150.9	$(36.3)	$(45.1)	$372.8	$105.8

OneBeacon Insurance Group, Ltd.

Consolidating Statements of Operations

For the Three Months Ended September 30, 2009 and 2010

($ in millions)

	Insurance Operations		Other Operations		Consolidated
	2009	2010	2009	2010	2009	2010

Earned premiums	$492.8	$317.9	$—	$—	$492.8	$317.9
Net investment income (expense)	35.6	22.2	(1.2)	(0.6)	34.4	21.6
Net realized and unrealized investment gains (losses)	118.1	51.5	(0.5)	0.1	117.6	51.6
Net other revenues (expenses)	5.1	17.4	0.6	(0.3)	5.7	17.1
Total revenues	651.6	409.0	(1.1)	(0.8)	650.5	408.2

Loss and LAE	298.2	179.9	—	—	298.2	179.9
Policy acquisition expenses	101.4	66.9	—	—	101.4	66.9
Other underwriting expenses	79.4	53.8	—	—	79.4	53.8
General and administrative expenses	4.2	4.6	2.7	1.4	6.9	6.0
Accretion of fair value adjustment to loss and LAE reserves	—	—	1.4	—	1.4	—
Interest expense on debt	0.2	—	8.9	6.4	9.1	6.4
Total expenses	483.4	305.2	13.0	7.8	496.4	313.0

Pre-tax income (loss)	$168.2	$103.8	$(14.1)	$(8.6)	$154.1	$95.2

OneBeacon Insurance Group, Ltd.

Comprehensive Income, Net Income and Operating Income (Loss)

(in millions, except per share amounts)

	Three Months Ended					Nine Months Ended		Twelve Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,		Sep 30,
	2009	2009	2010	2010	2010	2009	2010	2010

Comprehensive income attributable to OneBeacon’s common shareholders	$108.8	$83.7	$0.2	$8.6	$86.5	$277.1	$95.3	$179.0

Net income attributable to OneBeacon’s common shareholders	$108.6	$72.4	$—	$8.6	$86.8	$269.6	$95.4	$167.8

Weighted average common shares outstanding [1]	95.1	95.1	95.1	95.0	94.5	95.1	94.9	94.9

Net income attributable to OneBeacon’s common shareholders per share	$1.14	$0.76	$—	$0.09	$0.92	$2.83	$1.01	$1.77

Net income attributable to OneBeacon’s common shareholders	$108.6	$72.4	$—	$8.6	$86.8	$269.6	$95.4	$167.8
Less:
Net realized and unrealized investment gains and losses	(117.6)	(9.5)	(42.4)	14.4	(51.6)	(239.1)	(79.6)	(89.1)
Tax effect on net realized and unrealized investment gains and losses	41.2	3.3	14.8	(5.0)	18.1	83.7	27.9	31.2
Operating income (loss)	$32.2	$66.2	$(27.6)	$18.0	$53.3	$114.2	$43.7	$109.9

Weighted average common shares outstanding [1]	95.1	95.1	95.1	95.0	94.5	95.1	94.9	94.9

Operating income (loss) per share	$0.34	$0.70	$(0.29)	$0.19	$0.56	$1.20	$0.46	$1.16

[1] Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program.

OneBeacon Insurance Group, Ltd.

Consolidated Balance Sheets

As of December 31, 2009 and September 30, 2010

($ in millions)

	As of
	Dec 31, 2009	Sep 30, 2010	% Change
Assets
Investment securities
Fixed maturity investments	$2,994.3	$2,304.4	-23%
Short-term investments	544.4	465.6	-14%
Common equity securities	187.6	262.7	40%
Convertible bonds	170.2	93.8	-45%
Other investments	146.3	184.3	26%
Total investments	4,042.8	3,310.8	-18%

Cash	44.8	34.6	-23%
Reinsurance recoverable on paid and unpaid losses	2,208.8	1,954.2	-12%
Premiums receivable	469.1	341.1	-27%
Deferred acquisition costs	215.0	128.5	-40%
Ceded unearned premiums	49.9	162.9	NM
Investment income accrued	29.4	18.6	-37%
Other assets	472.2	456.8	-3%
Total assets	$7,532.0	$6,407.5	-15%

Liabilities
Loss and LAE reserves	$3,934.8	$3,390.2	-14%
Unearned premiums	1,018.3	731.5	-28%
Debt	620.5	419.5	-32%
Ceded reinsurance payable	24.7	188.6	NM
Other liabilities	485.6	438.8	-10%
Total liabilities	6,083.9	5,168.6	-15%

OneBeacon’s common shareholders’ equity and noncontrolling interests
OneBeacon’s common shareholders’ equity:
Common shares and paid-in surplus	1,009.7	1,000.3	-1%
Retained earnings	425.5	225.1	-47%
Accumulated other comprehensive loss, after tax:
Net unrealized foreign currency translation losses	(0.7)	(0.7)	0%
Other comprehensive income and loss items	(5.5)	(5.6)	2%
Total OneBeacon’s common shareholders’ equity	1,429.0	1,219.1	-15%
Total noncontrolling interests	19.1	19.8	4%
Total OneBeacon’s common shareholders’ equity and noncontrolling interests	1,448.1	1,238.9	-14%
Total liabilities, OneBeacon’s common shareholders’ equity and noncontrolling interests	$7,532.0	$6,407.5	-15%

OneBeacon Insurance Group, Ltd.

Computation of Return on Equity Measures

($ in millions)

				Twelve Months Ended
				Sep 30, 2010
Numerator:
[A]	Comprehensive income attributable to OneBeacon’s common shareholders (see p. 5)			$179.0

[B]	Operating income (see p. 5)			$109.9

		As of	As of
		Sep 30, 2009	Sep 30, 2010	Average
Denominator:
[C]	OneBeacon’s common shareholders’ equity	$1,373.5	$1,219.1	$1,296.3

	Less:
	AOCI at January 1, 2008	(181.1)	(181.1)
	Change in OCI/L and net unrealized investment gains and losses recognized during the year ended December 31, after tax [1]	314.6	120.9
	Change in net unrealized investment gains and losses during the period [2]	(274.3)	(18.1)
	Tax effect on change in net unrealized investment gains and losses during the period	96.0	6.3
	Change in OCI/L during the period, after tax	(7.5)	0.1

[D]	Adjusted OneBeacon’s common shareholders’ equity excluding change in net unrealized investment gains and losses, after tax, and AOCI/L	$1,321.2	$1,147.2	$1,234.2

Returns:
	Comprehensive return on average OneBeacon’s common shareholders’ equity [ A / C ]			13.8%

	Operating return on average adjusted OneBeacon’s common shareholders’ equity excluding change in net unrealized investment gains and losses, after tax, and AOCI/L [ B / D ]			8.9%

[1]  The components of the change in OCI/L and net unrealized investment gains and losses recognized during the years ended December 31, after tax, are as illustrated below:

Change in net unrealized investment gains and losses during the year ended December 31, 2008 [2]	$444.7
Tax effect on change in net unrealized investment gains and losses	(155.6)

Change in OCI/L during the year ended December 31, 2008, excluding the adjustment to adopt ASC 825 fair value election, after tax	25.5
Change through December 31, 2008	314.6
Change in net unrealized investment gains and losses during the year ended December 31, 2009 [2]	(269.1)
Tax effect on change in net unrealized investment gains and losses	94.2
Change in OCI/L during the year ended December 31, 2009, after tax	(18.8)
Change through December 31, 2009	$120.9

[2]  Change in net unrealized investment gains and losses is a component of net realized and unrealized investment (losses) gains as presented in the Company’s Statements of Operations and Comprehensive Income.

OneBeacon Insurance Group, Ltd.

Book Value Per Share

(in millions, except per share amounts)

	As of	As of
	Dec 31, 2009	Sep 30, 2010
Numerator:
OneBeacon’s common shareholders’ equity	$1,429.0	$1,219.1

Denominator:
Common shares outstanding [1]	95.1	94.4

Book value per share	$15.03	$12.91

Book value per share, including dividends [2]		$16.04

[1] Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program.

[2] Includes dividends paid of $0.63 per share (a quarterly dividend of $0.21 per share) and a special dividend of $2.50 per share paid in September 2010.

OneBeacon Insurance Group, Ltd.

Capital Structure

($ in millions)

	As of
	Dec 31, 2009	Sep 30, 2010

Debt (including current portion):
Senior notes [1]	$606.5	$419.5
Other debt [2]	14.0	—
Total debt	620.5	419.5

OneBeacon’s common shareholders’ equity	1,429.0	1,219.1

Total capitalization	$2,049.5	$1,638.6

Ratio of debt to total capital	30.3%	25.6%

[1] In Q2 2010, OneBeacon Holdings, Inc. (OBH) repurchased and retired $156.4 million of the Senior Notes under a cash tender offer. In Q2 2010, OBH repurchased and retired $18.2 million of the Senior Notes. In Q1 2010, OneBeacon Insurance Company purchased $1.1 million of the Senior Notes and OBH repurchased and retired $11.5 million of the Senior Notes.

[2] In Q1 2010, the Company repaid the $14.0 million outstanding balance on the Atlantic Mutual Note in its entirety.

OneBeacon Insurance Group, Ltd.

Interest Coverage

($ in millions)

		Twelve Months Ended
		Dec 31,	Sep 30,
		2009	2010

	Pre-tax income	$456.9	$189.9
	Less:
	Net realized and unrealized investment gains	(248.6)	(89.1)
	Interest expense on debt	39.7	33.0
[A]	Pre-tax operating income before interest expense on debt	$248.0	$133.8

[B]	Interest expense on debt	$39.7	$33.0

	Interest coverage [A/B]	6.2x	4.1x

OneBeacon Insurance Group, Ltd.

Insurance Operations - Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2009	2009	2010	2010	2010	% Change	2009	2010	% Change

Net written premiums	$503.9	$435.5	$371.5	$343.9	$287.7	-43%	$1,471.2	$1,003.1	-32%

Earned premiums	492.8	488.7	453.2	428.3	317.9	-35%	1,470.8	1,199.4	-18%
Net investment income	35.6	33.9	29.0	25.6	22.2	-38%	93.5	76.8	-18%
Net realized and unrealized investment gains (losses)	118.1	11.2	43.4	(13.8)	51.5	-56%	239.5	81.1	-66%
Net other revenues	5.1	28.9	7.4	8.4	17.4	NM	12.1	33.2	174%
Total revenues	651.6	562.7	533.0	448.5	409.0	-37%	1,815.9	1,390.5	-23%

Loss and LAE
Current year	318.9	290.1	339.7	280.2	191.7	-40%	915.2	811.6	-11%
Prior year	(20.7)	(30.1)	(6.0)	(18.3)	(11.8)	-43%	(53.3)	(36.1)	-32%
Total loss and LAE	298.2	260.0	333.7	261.9	179.9	-40%	861.9	775.5	-10%

Policy acquisition expenses	101.4	104.0	101.4	95.2	66.9	-34%	294.3	263.5	-10%
Other underwriting expenses	79.4	93.6	74.2	58.5	53.8	-32%	236.4	186.5	-21%
General and administrative expenses	4.2	4.1	4.7	4.7	4.6	10%	12.8	14.0	9%
Interest expense on debt	0.2	0.1	0.1	—	—	-100%	1.4	0.1	-93%
Total expenses	483.4	461.8	514.1	420.3	305.2	-37%	1,406.8	1,239.6	-12%

Pre-tax income	$168.2	$100.9	$18.9	$28.2	$103.8	-38%	$409.1	$150.9	-63%

OneBeacon Insurance Group, Ltd.

Insurance Operations - Underwriting Results

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2009	2009	2010	2010	2010	% Change	2009	2010	% Change

Net written premiums	$503.9	$435.5	$371.5	$343.9	$287.7	-43%	$1,471.2	$1,003.1	-32%
Earned premiums	492.8	488.7	453.2	428.3	317.9	-35%	1,470.8	1,199.4	-18%

Loss and LAE
Current year	318.9	290.1	339.7	280.2	191.7	-40%	915.2	811.6	-11%
Prior year	(20.7)	(30.1)	(6.0)	(18.3)	(11.8)	-43%	(53.3)	(36.1)	-32%
Total loss and LAE	298.2	260.0	333.7	261.9	179.9	-40%	861.9	775.5	-10%

Policy acquisition expenses	101.4	104.0	101.4	95.2	66.9	-34%	294.3	263.5	-10%
Other underwriting expenses	79.4	93.6	74.2	58.5	53.8	-32%	236.4	186.5	-21%
Total expenses	180.8	197.6	175.6	153.7	120.7	-33%	530.7	450.0	-15%
Underwriting income / (loss)	$13.8	$31.1	$(56.1)	$12.7	$17.3	25%	$78.2	$(26.1)	-133%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	61.1%	59.4%	65.1%	63.1%	61.3%	(0.2)	60.6%	63.5%	(2.9)
Cat loss and LAE incurred CAY	3.6%	0.0%	9.8%	2.3%	-1.0%	4.6	1.6%	4.2%	(2.6)
Total loss and LAE CAY	64.7%	59.4%	74.9%	65.4%	60.3%	4.4	62.2%	67.7%	(5.5)
Prior year:
Non-cat loss and LAE incurred PAY	-3.1%	-6.0%	-1.2%	-4.3%	-3.3%	0.2	-3.1%	-2.9%	(0.2)
Cat loss and LAE incurred PAY	-1.1%	-0.2%	-0.1%	0.0%	-0.4%	(0.7)	-0.5%	-0.1%	(0.4)
Total loss and LAE PAY	-4.2%	-6.2%	-1.3%	-4.3%	-3.7%	(0.5)	-3.6%	-3.0%	(0.6)
Total loss and LAE	60.5%	53.2%	73.6%	61.1%	56.6%	3.9	58.6%	64.7%	(6.1)

Policy acquisition expenses	20.6%	21.3%	22.4%	22.2%	21.1%	(0.5)	20.0%	22.0%	(2.0)
Other underwriting expenses	16.1%	19.1%	16.4%	13.7%	16.9%	(0.8)	16.1%	15.5%	0.6
Total expenses	36.7%	40.4%	38.8%	35.9%	38.0%	(1.3)	36.1%	37.5%	(1.4)

GAAP combined ratio	97.2%	93.6%	112.4%	97.0%	94.6%	2.6	94.7%	102.2%	(7.5)

Combined ratio before catastrophes	94.7%	93.8%	102.7%	94.7%	96.0%	(1.3)	93.6%	98.1%	(4.5)

Combined ratio before catastrophes and prior year development	97.8%	99.8%	103.9%	99.0%	99.3%	(1.5)	96.7%	101.0%	(4.3)

Long-term incentive compensation (LTIP) expense	2.1%	3.3%	2.6%	0.9%	1.7%	0.4	1.7%	1.8%	(0.1)

Combined ratio before catastrophes, prior year development and LTIP expense	95.7%	96.5%	101.3%	98.1%	97.6%	(1.9)	95.0%	99.2%	(4.2)

OneBeacon Insurance Group, Ltd.

Insurance Operations Underwriting Results - by Unit

For the Nine Months Ended September 30, 2010

($ in millions)

	Specialty	Personal		Insurance
	Lines	Lines	Run-off	Operations

Net written premiums	$771.6	$238.6	$(7.1)	$1,003.1
Earned premiums	726.7	265.4	207.3	1,199.4

Loss and LAE
Current year	426.4	204.2	181.0	811.6
Prior year	(19.8)	(1.8)	(14.5)	(36.1)
Total loss and LAE	406.6	202.4	166.5	775.5

Policy acquisition expenses	161.6	46.1	55.8	263.5
Other underwriting expenses	118.4	41.4	26.7	186.5
Total expenses	280.0	87.5	82.5	450.0

Underwriting income / (loss)	$40.1	$(24.5)	$(41.7)	$(26.1)

GAAP ratios
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	56.2%	71.7%	78.1%	63.5%
Cat loss and LAE incurred CAY	2.5%	5.2%	9.2%	4.2%
Total loss and LAE CAY	58.7%	76.9%	87.3%	67.7%
Prior year
Non-cat loss and LAE incurred PAY	-2.8%	-0.7%	-6.0%	-2.9%
Cat loss and LAE incurred PAY	0.0%	0.0%	-0.9%	-0.1%
Total loss and LAE PAY	-2.8%	-0.7%	-6.9%	-3.0%
Total loss and LAE	55.9%	76.2%	80.4%	64.7%

Policy acquisition expenses	22.2%	17.4%	26.9%	22.0%
Other underwriting expenses	16.3%	15.6%	12.9%	15.5%
Total expenses	38.5%	33.0%	39.8%	37.5%

GAAP combined ratio	94.4%	109.2%	120.2%	102.2%

Combined ratio before catastrophes	91.9%	104.0%	111.9%	98.1%

Combined ratio before catastrophes and prior year development	94.7%	104.7%	117.9%	101.0%

Long-term incentive compensation (LTIP) expense	1.9%	1.0%	2.3%	1.8%

Combined ratio before catastrophes, prior year development and LTIP expense	92.8%	103.7%	115.6%	99.2%

OneBeacon Insurance Group, Ltd.

Insurance Operations Underwriting Results - by Unit

For the Three Months Ended September 30, 2010

($ in millions)

	Specialty	Personal		Insurance
	Lines	Lines	Run-off	Operations

Net written premiums	$273.5	$13.6	$0.6	$287.7
Earned premiums	249.6	24.2	44.1	317.9

Loss and LAE
Current year	136.1	18.9	36.7	191.7
Prior year	(8.5)	(0.5)	(2.8)	(11.8)
Total loss and LAE	127.6	18.4	33.9	179.9

Policy acquisition expenses	54.6	2.2	10.1	66.9
Other underwriting expenses	42.4	6.1	5.3	53.8
Total expenses	97.0	8.3	15.4	120.7

Underwriting income / (loss)	$25.0	$(2.5)	$(5.2)	$17.3

GAAP ratios
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	55.5%	77.8%	85.1%	61.3%
Cat loss and LAE incurred CAY	-0.9%	0.0%	-1.9%	-1.0%
Total loss and LAE CAY	54.6%	77.8%	83.2%	60.3%
Prior year
Non-cat loss and LAE incurred PAY	-3.5%	-1.5%	-2.9%	-3.3%
Cat loss and LAE incurred PAY	0.0%	0.0%	-3.4%	-0.4%
Total loss and LAE PAY	-3.5%	-1.5%	-6.3%	-3.7%
Total loss and LAE	51.1%	76.3%	76.9%	56.6%

Policy acquisition expenses	21.9%	9.1%	23.1%	21.1%
Other underwriting expenses	17.0%	25.2%	12.2%	16.9%
Total expenses	38.9%	34.3%	35.3%	38.0%

GAAP combined ratio	90.0%	110.6%	112.2%	94.6%

Combined ratio before catastrophes	90.9%	110.6%	117.5%	96.0%

Combined ratio before catastrophes and prior year development	94.4%	112.1%	120.4%	99.3%

Long-term incentive compensation (LTIP) expense	1.9%	-2.1%	2.5%	1.7%

Combined ratio before catastrophes, prior year development and LTIP expense	92.5%	114.2%	117.9%	97.6%

OneBeacon Insurance Group, Ltd.

Specialty Lines - Underwriting Results [1]

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2009	2009	2010	2010	2010	% Change	2009	2010	% Change

Net written premiums	$260.9	$222.2	$260.3	$237.8	$273.5	5%	$724.0	$771.6	7%
Earned premiums	233.9	244.0	235.9	241.2	249.6	7%	673.9	726.7	8%

Loss and LAE
Current year	139.1	125.9	139.0	151.3	136.1	-2%	361.4	426.4	18%
Prior year	(16.2)	(18.2)	(3.7)	(7.6)	(8.5)	-47%	(66.2)	(19.8)	-70%
Total loss and LAE	122.9	107.7	135.3	143.7	127.6	4%	295.2	406.6	38%

Policy acquisition expenses	54.9	59.1	52.2	54.8	54.6	-1%	152.9	161.6	6%
Other underwriting expenses	36.3	43.0	41.0	35.0	42.4	17%	108.4	118.4	9%
Total expenses	91.2	102.1	93.2	89.8	97.0	6%	261.3	280.0	7%
Underwriting income	$19.8	$34.2	$7.4	$7.7	$25.0	26%	$117.4	$40.1	-66%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	54.9%	51.5%	54.5%	58.5%	55.5%	(0.6)	51.5%	56.2%	(4.7)
Cat loss and LAE incurred CAY	4.6%	0.1%	4.4%	4.2%	-0.9%	5.5	2.2%	2.5%	(0.3)
Total loss and LAE CAY	59.5%	51.6%	58.9%	62.7%	54.6%	4.9	53.7%	58.7%	(5.0)
Prior year
Non-cat loss and LAE incurred PAY	-5.8%	-7.4%	-1.7%	-3.1%	-3.5%	(2.3)	-9.0%	-2.8%	(6.2)
Cat loss and LAE incurred PAY	-1.1%	-0.1%	0.2%	-0.1%	0.0%	(1.1)	-0.8%	0.0%	(0.8)
Total loss and LAE PAY	-6.9%	-7.5%	-1.5%	-3.2%	-3.5%	(3.4)	-9.8%	-2.8%	(7.0)
Total loss and LAE	52.6%	44.1%	57.4%	59.5%	51.1%	1.5	43.9%	55.9%	(12.0)

Policy acquisition expenses	23.5%	24.2%	22.1%	22.7%	21.9%	1.6	22.7%	22.2%	0.5
Other underwriting expenses	15.6%	17.6%	17.4%	14.5%	17.0%	(1.4)	16.1%	16.3%	(0.2)
Total expenses	39.1%	41.8%	39.5%	37.2%	38.9%	0.2	38.8%	38.5%	0.3

GAAP combined ratio	91.7%	85.9%	96.9%	96.7%	90.0%	1.7	82.7%	94.4%	(11.7)

Combined ratio before catastrophes	88.2%	85.9%	92.3%	92.6%	90.9%	(2.7)	81.3%	91.9%	(10.6)

Combined ratio before catastrophes and prior year development	94.0%	93.3%	94.0%	95.7%	94.4%	(0.4)	90.3%	94.7%	(4.4)

Long-term incentive compensation (LTIP) expense	2.1%	3.0%	2.5%	1.2%	1.9%	0.2	1.9%	1.9%	—

Combined ratio before catastrophes, prior year development and LTIP expense	91.9%	90.3%	91.5%	94.5%	92.5%	(0.6)	88.4%	92.8%	(4.4)

[1] Specialty lines now includes Technology, Financial Services, OneBeacon Specialty Property and Property and Inland Marine segmented commercial businesses which were formerly reported in commercial lines. Prior periods have been reclassified to conform to the current presentation.

OneBeacon Insurance Group, Ltd.

Specialty Lines - Premiums

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2009	2009	2010	2010	2010	% Change	2009	2010	% Change
Net written premiums

OBPI	$62.2	$72.0	$107.5	$51.3	$68.4	10%	$194.9	$227.2	17%
IMU	33.8	26.5	29.7	42.7	32.1	-5%	109.0	104.5	-4%
Collector Cars and Boats	42.1	28.3	29.5	48.9	44.6	6%	116.5	123.0	6%
Other Specialty [1]	122.8	95.4	93.6	94.9	128.4	5%	303.6	316.9	4%
Total	$260.9	$222.2	$260.3	$237.8	$273.5	5%	$724.0	$771.6	7%

Earned premiums

OBPI	$66.4	$71.8	$70.8	$71.0	$75.9	14%	$188.4	$217.7	16%
IMU	36.5	35.4	32.5	32.6	32.9	-10%	110.1	98.0	-11%
Collector Cars and Boats	35.8	36.0	35.7	36.8	37.9	6%	101.0	110.4	9%
Other Specialty [1]	95.2	100.8	96.9	100.8	102.9	8%	274.4	300.6	10%
Total	$233.9	$244.0	$235.9	$241.2	$249.6	7%	$673.9	$726.7	8%

[1] Other Specialty includes Entertainment Brokers International Services, Specialty Accident and Health, OneBeacon Government Risks, OneBeacon Energy Group, A.W.G. Dewar (tuition refund), Technology, Financial Services, OneBeacon Specialty Property and Property and Inland Marine.

OneBeacon Insurance Group, Ltd.

Personal Lines - Underwriting Results

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2009	2009	2010	2010	2010	% Change	2009	2010	% Change

Net written premiums	$128.3	$110.8	$111.5	$113.5	$13.6	-89%	$397.9	$238.6	-40%
Earned premiums	140.5	131.1	122.8	118.4	24.2	-83%	436.8	265.4	-39%

Loss and LAE
Current year	97.8	91.2	104.3	81.0	18.9	-81%	294.8	204.2	-31%
Prior year	(1.0)	10.0	0.4	(1.7)	(0.5)	-53%	33.5	(1.8)	-106%
Total loss and LAE	96.8	101.2	104.7	79.3	18.4	-81%	328.3	202.4	-38%

Policy acquisition expenses	24.0	22.3	23.7	20.2	2.2	-91%	72.2	46.1	-36%
Other underwriting expenses	21.6	20.5	19.8	15.5	6.1	-72%	62.6	41.4	-34%
Total expenses	45.6	42.8	43.5	35.7	8.3	-82%	134.8	87.5	-35%
Underwriting income / (loss)	$(1.9)	$(12.9)	$(25.4)	$3.4	$(2.5)	32%	$(26.3)	$(24.5)	-7%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	69.3%	69.5%	74.8%	67.3%	77.8%	(8.5)	67.4%	71.7%	(4.3)
Cat loss and LAE incurred CAY	0.3%	0.1%	10.2%	1.1%	0.0%	0.3	0.1%	5.2%	(5.1)
Total loss and LAE CAY	69.6%	69.6%	85.0%	68.4%	77.8%	(8.2)	67.5%	76.9%	(9.4)
Prior year
Non-cat loss and LAE incurred PAY	-0.1%	8.0%	0.4%	-1.6%	-1.5%	1.4	7.9%	-0.7%	8.6
Cat loss and LAE incurred PAY	-0.6%	-0.3%	0.0%	0.1%	0.0%	(0.6)	-0.2%	0.0%	(0.2)
Total loss and LAE PAY	-0.7%	7.7%	0.4%	-1.5%	-1.5%	0.8	7.7%	-0.7%	8.4
Total loss and LAE	68.9%	77.3%	85.4%	66.9%	76.3%	(7.4)	75.2%	76.2%	(1.0)

Policy acquisition expenses	17.1%	17.0%	19.3%	17.1%	9.1%	8.0	16.5%	17.4%	(0.9)
Other underwriting expenses	15.4%	15.7%	16.1%	13.1%	25.2%	(9.8)	14.4%	15.6%	(1.2)
Total expenses	32.5%	32.7%	35.4%	30.2%	34.3%	(1.8)	30.9%	33.0%	(2.1)

GAAP combined ratio	101.4%	110.0%	120.8%	97.1%	110.6%	(9.2)	106.1%	109.2%	(3.1)

Combined ratio before catastrophes	101.7%	110.2%	110.6%	95.9%	110.6%	(8.9)	106.2%	104.0%	2.2

Combined ratio before catastrophes and prior year development	101.8%	102.2%	110.2%	97.5%	112.1%	(10.3)	98.3%	104.7%	(6.4)

Long-term incentive compensation (LTIP) expense	1.5%	2.2%	1.5%	0.8%	-2.1%	3.6	0.9%	1.0%	(0.1)

Combined ratio before catastrophes, prior year development and LTIP expense	100.3%	100.0%	108.7%	96.7%	114.2%	(13.9)	97.4%	103.7%	(6.3)

OneBeacon Insurance Group, Ltd.

Run-off - Underwriting Results [1]

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2009	2009	2010	2010	2010	% Change	2009	2010	% Change

Net written premiums	$114.7	$102.5	$(0.3)	$(7.4)	$0.6	-99%	$349.3	$(7.1)	-102%
Earned premiums	118.4	113.6	94.5	68.7	44.1	-63%	360.1	207.3	-42%

Loss and LAE
Current year	82.0	73.0	96.4	47.9	36.7	-55%	259.0	181.0	-30%
Prior year	(3.5)	(21.9)	(2.7)	(9.0)	(2.8)	-21%	(20.6)	(14.5)	-30%
Total loss and LAE	78.5	51.1	93.7	38.9	33.9	-57%	238.4	166.5	-30%

Policy acquisition expenses	22.5	22.6	25.5	20.2	10.1	-55%	69.2	55.8	-19%
Other underwriting expenses	21.5	30.1	13.4	8.0	5.3	-75%	65.4	26.7	-59%
Total expenses	44.0	52.7	38.9	28.2	15.4	-65%	134.6	82.5	-39%
Underwriting (loss) / income	$(4.1)	$9.8	$(38.1)	$1.6	$(5.2)	27%	$(12.9)	$(41.7)	NM

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	64.0%	64.3%	79.3%	72.0%	85.1%	(21.1)	69.6%	78.1%	(8.5)
Cat loss and LAE incurred CAY	5.3%	-0.1%	22.7%	-2.2%	-1.9%	7.2	2.4%	9.2%	(6.8)
Total loss and LAE CAY	69.3%	64.2%	102.0%	69.8%	83.2%	(13.9)	72.0%	87.3%	(15.3)
Prior year
Non-cat loss and LAE incurred PAY	-1.2%	-19.1%	-2.1%	-13.5%	-2.9%	1.7	-5.2%	-6.0%	0.8
Cat loss and LAE incurred PAY	-1.8%	-0.2%	-0.8%	0.4%	-3.4%	1.6	-0.5%	-0.9%	0.4
Total loss and LAE PAY	-3.0%	-19.3%	-2.9%	-13.1%	-6.3%	3.3	-5.7%	-6.9%	1.2
Total loss and LAE	66.3%	44.9%	99.1%	56.7%	76.9%	(10.6)	66.3%	80.4%	(14.1)

Policy acquisition expenses	19.0%	19.8%	27.0%	29.3%	23.1%	(4.1)	19.2%	26.9%	(7.7)
Other underwriting expenses	18.1%	26.4%	14.2%	11.7%	12.2%	5.9	18.2%	12.9%	5.3
Total expenses	37.1%	46.2%	41.2%	41.0%	35.3%	1.8	37.4%	39.8%	(2.4)

GAAP combined ratio	103.4%	91.1%	140.3%	97.7%	112.2%	(8.8)	103.7%	120.2%	(16.5)

Combined ratio before catastrophes	99.9%	91.4%	118.4%	99.5%	117.5%	(17.6)	101.8%	111.9%	(10.1)

Combined ratio before catastrophes and prior year development	101.1%	110.5%	120.5%	113.0%	120.4%	(19.3)	107.0%	117.9%	(10.9)

Long-term incentive compensation (LTIP) expense	2.9%	5.3%	4.4%	0.0%	2.5%	0.4	2.3%	2.3%	—

Combined ratio before catastrophes, prior year development and LTIP expense	98.2%	105.2%	116.1%	113.0%	117.9%	(19.7)	104.7%	115.6%	(10.9)

[1] Run-off now includes non-specialty commercial lines business subject to the renewal rights agreement with The Hanover and other run-off business. Prior periods have been reclassified to conform to the current presentation.

OneBeacon Insurance Group, Ltd.

Insurance Operations - Loss and LAE Reserve Summary

($ in millions)

	Three months ended				Nine months ended				Twelve months ended
	Sep 30,		Sep 30,		Sep 30,		Sep 30,		Dec 31,
	2009		2010		2009		2010		2009

Gross beginning loss and LAE reserves	$4,261.0		$3,792.7		$4,504.5		$4,125.3		$4,504.5
Less beginning reinsurance recoverable on unpaid	(2,499.0)		(2,284.2)		(2,708.4)		(2,383.4)		(2,708.4)
Net loss and LAE reserves	1,762.0		1,508.5		1,796.1		1,741.9		1,796.1

Loss and LAE incurred:
Current accident year	318.9		191.7		915.2		811.6		1,205.3
Prior accident year	(20.7)		(11.8)		(53.3)		(36.1)		(83.4)
Total incurred losses	298.2		179.9		861.9		775.5		1,121.9

Loss and LAE paid [1]:
Current accident year	(138.6)		(102.3)		(327.9)		(308.2)		(499.3)
Prior accident year	(135.0)		(135.2)		(543.5)		(527.3)		(676.8)
Total paid losses	(273.6)		(237.5)		(871.4)		(835.5)		(1,176.1)
Net loss and LAE reserves	1,786.6		1,450.9		1,786.6		1,681.9		1,741.9
Net loss and LAE reclassified from held to sale [2]	—		231.0		—		—		—
Net loss and LAE reserves sold as part of the Personal Lines Transaction	—		(231.0)		—		(231.0)		—
Net ending loss and LAE reserve	1,786.6		1,450.9		1,786.6		1,450.9		1,741.9
Plus ending reinsurance recoverable on unpaid	2,438.5		2,119.3		2,438.5		2,119.3		2,383.4
Gross ending loss and LAE reserves	$4,225.1		$3,570.2		$4,225.1		$3,570.2		$4,125.3

Earned premiums	$492.8		$317.9		$1,470.8		$1,199.4		$1,959.5
Calendar year loss and LAE paid ratio	55.5%		74.7%		59.2%		69.7%		60.0%
Calendar year loss and LAE incurred ratio [1]	60.5%		56.6%		58.6%		64.7%		57.3%
Prior accident year development	(4.2	)pts	(3.7	)pts	(3.6	)pts	(3.0	)pts	(4.3	)pts
Current accident year loss and LAE paid to incurred ratio [1]	43.5%		53.4%		35.8%		38.0%		41.4%

[1] Loss and LAE paid for the three and nine months ended September 30, 2010 includes $78.2 million of traditional personal lines loss reserves ($2.5 million relating to current year losses and $75.7 million relating to prior year losses) ceded to Tower pursuant to the Personal Lines Transaction which closed in July 2010.  Excluding the impact of loss reserves ceded under the Personal Lines Transaction, the calendar year loss and LAE paid ratios for the three and nine months ended September 30, 2010 were 50.1% and 63.1% , respectively.  Excluding the impact of loss reserves ceded under the Personal Lines Transaction, the current accident year loss and LAE paid to incurred ratios for the three and nine months ended September 30, 2010 were 52.1% and 37.7% , respectively.

[2] In the second quarter of 2010, $231.0 million of net loss and LAE reserves related to the Personal Lines Transaction were reclassified to held for sale.  The Personal Lines Transaction closed in July 2010.

OneBeacon Insurance Group, Ltd.

Other Operations - Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,
	2009	2009	2010	2010	2010	2009	2010

Net investment expense	$(1.2)	$(0.8)	$(0.7)	$(0.6)	$(0.6)	$(1.1)	$(1.9)
Net realized and unrealized investment (losses) gains	(0.5)	(1.7)	(1.0)	(0.6)	0.1	(0.4)	(1.5)
Net other revenues (expenses)	0.6	(0.4)	(0.9)	(10.7)	(0.3)	4.1	(11.9)
Total revenues	(1.1)	(2.9)	(2.6)	(11.9)	(0.8)	2.6	(15.3)

General and administrative expenses	2.7	3.1	3.0	2.1	1.4	6.1	6.5
Accretion of fair value adjustments to loss and LAE reserves	1.4	1.3	—	—	—	4.1	—
Interest expense on debt	8.9	9.5	9.0	7.9	6.4	28.7	23.3
Total expenses	13.0	13.9	12.0	10.0	7.8	38.9	29.8

Pre-tax loss	$(14.1)	$(16.8)	$(14.6)	$(21.9)	$(8.6)	$(36.3)	$(45.1)

OneBeacon Insurance Group, Ltd.

Consolidated - Investment Results Pre-Tax

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2009	2009	2010	2010	2010	% Change	2009	2010	% Change

Net investment income
Fixed maturity investments	$34.8	$32.7	$27.7	$24.3	$21.3	-39%	$91.5	$73.3	-20%
Short-term investments	0.2	0.2	0.1	0.4	0.2	0%	2.2	0.7	-68%
Common equity securities	0.2	0.7	0.8	1.1	1.1	NM	1.1	3.0	173%
Convertible bonds	2.0	1.6	1.6	1.4	1.2	-40%	5.1	4.2	-18%
Other investments	0.2	—	0.4	0.2	(0.1)	-150%	1.3	0.5	-62%
Total investment income	37.4	35.2	30.6	27.4	23.7	-37%	101.2	81.7	-19%
Less investment expenses	3.0	2.1	2.3	2.4	2.1	-30%	8.8	6.8	-23%
Net investment income	$34.4	$33.1	$28.3	$25.0	$21.6	-37%	$92.4	$74.9	-19%

Net realized investment (losses) gains
Fixed maturity investments	$13.4	$3.5	$24.4	$5.6	$16.1	20%	$(10.4)	$46.1	NM
Short-term investments	—	0.1	—	—	—	0%	0.1	—	-100%
Common equity securities	1.4	0.1	0.3	1.3	(0.3)	-121%	(31.6)	1.3	104%
Convertible bonds	(0.1)	10.6	4.1	6.4	3.9	NM	1.8	14.4	NM
Other investments	14.9	0.5	(2.4)	(0.5)	2.6	-83%	4.8	(0.3)	-106%
Net realized investment (losses) gains	$29.6	$14.8	$26.4	$12.8	$22.3	-25%	$(35.3)	$61.5	NM

Change in net unrealized gains (losses) on investments
Fixed maturity investments	$66.9	$(12.7)	$(1.8)	$0.9	$5.2	-92%	$198.4	$4.3	-98%
Short-term investments	—	—	—	—	—	0%	(0.2)	—	-100%
Common equity securities	1.7	6.7	7.2	(11.8)	23.4	NM	12.4	18.8	52%
Convertible bonds	26.3	(3.4)	2.1	(10.5)	2.2	-92%	33.7	(6.2)	-118%
Other investments	(10.3)	2.5	6.2	(2.5)	0.2	102%	10.1	3.9	-61%
Change in net unrealized gains (losses) on investments	$84.6	$(6.9)	$13.7	$(23.9)	$31.0	-63%	$254.4	$20.8	-92%

Change in net unrealized foreign currency translation
Fixed maturity investments	$3.0	$1.5	$2.6	$(2.7)	$(1.8)	-160%	$18.5	$(1.9)	-110%
Short-term investments	0.3	0.2	(0.3)	(0.6)	0.1	-67%	1.3	(0.8)	-162%
Common equity securities	—	—	—	—	—	0%	0.1	—	-100%
Convertible bonds	0.1	(0.1)	—	—	—	0%	0.1	—	0%
Other investments	—	—	—	—	—	0%	—	—	0%
Change in net unrealized foreign currency translation	$3.4	$1.6	$2.3	$(3.3)	$(1.7)	-150%	$20.0	$(2.7)	-114%

Total investment return
Fixed maturity investments	$118.1	$25.0	$52.9	$28.1	$40.8	-65%	$298.0	$121.8	-59%
Short-term investments	0.5	0.5	(0.2)	(0.2)	0.3	-40%	3.4	(0.1)	-103%
Common equity securities	3.3	7.5	8.3	(9.4)	24.2	NM	(18.0)	23.1	NM
Convertible bonds	28.3	8.7	7.8	(2.7)	7.3	-74%	40.7	12.4	-70%
Other investments	4.8	3.0	4.2	(2.8)	2.7	-44%	16.2	4.1	-75%
Total investment return	$155.0	$44.7	$73.0	$13.0	$75.3	-51%	$340.3	$161.3	-53%

Inflation adjustment included in net investment income	$2.6	$0.9	$0.5	$1.2	$—	-100%	$(2.0)	$1.7	185%

OneBeacon Insurance Group, Ltd.

Consolidated - Investment Returns

($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,
	2009	2009	2010	2010 [1]	2010 [1]	2009	2010 [1]
Average market value of investments

Fixed maturity investments	$2,770.4	$2,895.0	$2,664.0	$2,262.0	$2,242.0	$2,538.8	$2,452.9
Short-term investments	641.8	637.5	806.6	1,064.8	763.3	762.1	784.9
Common equity securities	69.6	134.4	216.7	240.4	249.0	129.8	232.8
Convertible bonds	234.8	207.1	175.9	152.1	113.6	229.2	144.8
Other investments	177.8	156.2	153.3	169.9	181.7	185.4	167.5
Total average market value	$3,894.4	$4,030.2	$4,016.5	$3,889.2	$3,549.6	$3,845.3	$3,782.9

Investment returns
Fixed maturity investments	4.3%	0.9%	2.0%	1.2%	1.8%	11.7%	5.0%
Short-term investments	0.1%	0.1%	0.0%	0.0%	0.0%	0.4%	0.0%
Total fixed income	3.5%	0.7%	1.5%	0.8%	1.4%	9.1%	3.8%
Common equity securities	4.7%	5.6%	3.8%	-3.9%	9.7%	-13.9%	9.9%
Convertible fixed maturities	12.1%	4.2%	4.4%	-1.8%	6.4%	17.8%	8.6%
Total common equity & convertible fixed maturity securities	10.4%	4.7%	4.1%	-3.1%	8.7%	6.3%	9.4%
Other investments	2.7%	1.9%	2.7%	-1.6%	1.5%	8.7%	2.4%
Total common equity, convertible fixed maturity securities & other investments	7.5%	3.9%	3.7%	-2.6%	6.3%	7.1%	7.3%

Total return	4.0%	1.1%	1.8%	0.3%	2.1%	8.8%	4.3%

Average amortized cost of investments
Fixed maturity investments	$2,700.5	$2,795.7	$2,569.3	$2,167.3	$2,146.0	$2,549.6	$2,357.9
Short-term investments	640.3	635.7	804.9	1,063.6	762.3	761.1	783.6
Common equity securities	65.9	126.4	201.6	227.8	230.5	129.6	216.1
Convertible fixed maturities	227.9	188.9	158.6	139.0	104.6	233.1	131.6
Other investments	151.7	134.0	126.8	141.4	154.5	164.4	140.6
Total average amortized cost	$3,786.3	$3,880.7	$3,861.2	$3,739.1	$3,397.9	$3,837.8	$3,629.8

Investment yield
Fixed maturity investments	1.3%	1.2%	1.1%	1.1%	1.0%	3.6%	3.1%
Short-term investments	0.0%	0.0%	0.0%	0.0%	0.0%	0.3%	0.1%
Common equity securities	0.3%	0.6%	0.4%	0.5%	0.5%	0.8%	1.4%
Convertible fixed maturities	0.9%	0.8%	1.0%	1.0%	1.1%	2.2%	3.2%
Other investments	0.1%	0.0%	0.3%	0.1%	-0.1%	0.8%	0.4%

Total investment yield	1.0%	0.9%	0.8%	0.7%	0.7%	2.6%	2.3%

[1]   For the three months ended June 30, 2010 and the three months and nine months ended September 30, 2010, average market value of investments and amortized cost of investments were calculated prior to the reclassification of assets sold as part of the Personal Lines Transaction which were required to be presented separately in the June 30, 2010 consolidated balance sheet.

OneBeacon Insurance Group, Ltd.

Consolidated - Composition of Invested Assets

($ in millions)

	Sep 30,		Dec 31,		Mar 31,		Jun 30,		Sep 30,
	2009		2009		2010		2010 (1)		2010
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturity investments	$2,795.7	69.6%	$2,994.3	74.0%	$2,344.5	58.8%	$2,179.6	57.6%	$2,304.4	69.6%
Short-term investments	730.6	18.2%	544.4	13.5%	1,068.8	26.8%	1,061.0	28.0%	465.6	14.1%
Common stock	81.2	2.0%	187.6	4.7%	245.6	6.1%	235.2	6.2%	262.7	7.9%
Convertible bonds	244.0	6.1%	170.2	4.2%	170.9	4.3%	133.4	3.5%	93.8	2.8%
Other investments	166.2	4.1%	146.3	3.6%	160.5	4.0%	179.1	4.7%	184.3	5.6%
Total investments, market value	$4,017.7	100.0%	$4,042.8	100.0%	$3,990.3	100.0%	$3,788.3	100.0%	$3,310.8	100.0%

Inflation indexed treasuries	$279.4	10.0%	$218.8	7.3%	$217.6	9.3%	$215.3	9.9%	$210.3	9.1%
Other U.S. government obligations	221.6	7.9%	312.8	10.4%	203.6	8.7%	58.0	2.7%	50.8	2.2%
Debt securities issued by industrial corporations	1,291.5	46.2%	1,347.0	45.0%	958.2	40.8%	895.7	41.1%	887.6	38.5%
Municipal obligations	2.7	0.1%	2.6	0.1%	1.9	0.1%	1.9	0.1%	3.0	0.1%
Asset-backed securities	902.5	32.3%	1,014.9	33.9%	874.3	37.3%	909.8	41.7%	1,055.9	45.9%
Foreign government obligations	22.0	0.8%	26.7	0.9%	16.6	0.7%	20.1	0.9%	14.4	0.6%
Preferred stocks	76.0	2.7%	71.5	2.4%	72.3	3.1%	78.8	3.6%	82.4	3.6%
Total fixed maturity investments, market value	$2,795.7	100.0%	$2,994.3	100.0%	$2,344.5	100.0%	$2,179.6	100.0%	$2,304.4	100.0%

Government bonds	$487.6	18.1%	$519.4	17.9%	$409.5	18.2%	$263.8	12.6%	$260.9	11.8%
AAA/Aaa	863.2	32.2%	1,007.4	34.7%	834.7	37.1%	880.2	42.2%	1,023.0	46.3%
AA/Aa	97.6	3.6%	100.7	3.5%	52.0	2.3%	43.7	2.1%	65.2	3.0%
A/A	428.9	15.9%	390.8	13.5%	267.4	11.9%	269.8	12.9%	350.9	15.9%
BBB/Baa	661.7	24.6%	746.4	25.7%	580.9	25.8%	526.1	25.2%	425.6	19.3%
Other/not rated	151.8	5.6%	135.9	4.7%	104.6	4.7%	101.7	5.0%	81.1	3.7%
Total fixed maturities, amortized cost	$2,690.8	100.0%	$2,900.6	100.0%	$2,249.1	100.0%	$2,085.3	100.0%	$2,206.7	100.0%

[1]    Invested assets as of June 30, 2010 represent assets held prior to the reclassification of assets being sold as part of the Personal Lines Transaction which were required to be presented separately in the June 30, 2010 consolidated balance sheet in accordance with generally accepted accounting principles.  Invested assets reclassified to “assets held for sale” as of June 30, 2010 included $4.7 million of government bonds and $454.9 million of short-term investments.